Exhibit 10.1*

FORM OF AMENDMENT TO LOCK-UP AGREEMENT

This Amendment to Lock-Up Agreement (this “Amendment”) is entered into as of ________________ (the “Effective Date”), by and between Eightco Holdings Inc. (the “Company”) and the undersigned signatory to that certain Lock-Up Agreement dated September 8, 2025 (the “Agreement”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement. This Amendment is made pursuant to, and in accordance with, the Agreement, and the parties hereto agree as follows:

1. Amendment to Second Paragraph. The second paragraph of the Agreement is hereby amended and restated in its entirety as follows:

“The undersigned hereby irrevocably agrees that, during the Lock-Up Period, the undersigned will not, directly or indirectly, engage in any of the activities restricted in the Agreement with respect to any Beneficially Owned Shares or securities convertible into, exercisable, or exchangeable for Common Stock. Notwithstanding anything to the contrary in the Agreement, the Beneficially Owned Shares shall be released from the restrictions of the Agreement at 9:30 a.m., Eastern Time, on [***], 2026 (the “Release Time”), and all references in the Agreement to the “Release Time” shall be deemed to refer to such time and date.”

2. No Other Amendments. Except as expressly amended hereby, the Agreement remains unchanged and in full force and effect and is hereby ratified and confirmed in all respects. This Amendment shall not be construed as a waiver or modification of any provision of the Agreement except as expressly set forth herein.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles.

4. Counterparts; Electronic Signatures. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures delivered by electronic transmission shall be deemed effective for all purposes as originals.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

EIGHTCO HOLDINGS INC.		HOLDER:

By:		By:
Name:	Kevin O’Donnell	Name:
Title:	Chief Executive Officer	Title:

* Information omitted pursuant to Item 601(b)(10) of Regulation S-K is notated with “[***]” herein.